                           EXHIBIT 24

                       POWER OF ATTORNEY



     I, the undersigned, hereby constitute and appoint LOUIS L. MASSARO as my true and lawful agent and attorney-in-fact to act with full power and authority and in my name, place and stead as I, myself, could act for the sole purpose of executing the Form 10-K of Rochester Telephone Corporation for the year ended December 31, 1993, pursuant to Instruction D(2)(a) of the Form 10-K and in accordance with Regulation S-K Item 601(b)(24) of the Securities Act of 1933 and the Securities Exchange Act of 1934, and with full and unqualified authority to delegate such power to any person or persons as my attorney-in-fact shall select.

IN WITNESS WHEREOF, THIS INSTRUMENT HAS BEEN SIGNED AND
DELIVERED BY THE UNDERSIGNED AS OF MARCH 21, 1994.



                             /s/ Patricia C. Barron
                             --------------------------------
                                Patricia C. Barron


                             /s/ Ronald L. Bittner
                             --------------------------------
                                Ronald L. Bittner


                             /s/ John R. Block
                             --------------------------------
                                John R. Block


                             /s/ Harlan D. Calkins
                             --------------------------------
                                Harlan D. Calkins


                             /s/ Brenda E. Edgerton
                             --------------------------------
                                Brenda E. Edgerton


                             /s/ Jairo A. Estrada
                             --------------------------------
                                Jairo A. Estrada



                             --------------------------------
                                Daniel E. Gill
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


                             /s/ Alan C. Hasselwander
                             --------------------------------
                                Alan C. Hasselwander


                             --------------------------------
                                Wolcott J. Humphrey, Jr.


                             /s/ Douglas H. McCorkindale
                             --------------------------------
                                Douglas H. McCorkindale


                             /s/ Richard P. Miller, Jr.
                             --------------------------------
                                Richard P. Miller, Jr.


                             /s/ G. Dennis O'Brien
                             --------------------------------
                                G. Dennis O'Brien


                             --------------------------------
                                Leo J. Thomas


                             /s/ Michael T. Tomaino
                             --------------------------------
                                Michael T. Tomaino

(62ED)